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EXHIBIT 10.224

                                        NOTICE OF ASSIGNMENT
                                        --------------------

Meadow Valley Contractors, Inc.
P.O. Box 60726
Phoenix, AZ 85082

Re: Contract #000813-000
             #0000813-000


    This will serve as notice to you that the payments due from you under the Promissory Note between you and Astec Financial Services, Inc. dated
September 17, 2002 have been assigned to The CIT Group/Equipment Financing, Inc. ("CIT"). Until you are directed otherwise by CIT, your payments should be forwarded directly to:

                   CIT Group/Equipment Financing, Inc.
                   1540 W. Fountainhead Pkwy
                   Tempe, AZ 85282

    Please sign and return the enclosed copy of this notice to CIT Group/Equipment Financing, Inc. at its address stated above.
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ASTEC FINANCIAL SERVICES, INC.       CIT GROUP/EQUIPMENT FINANCING, INC.

By: [Illegible]                      By: [Illegible]
   ----------------------------         -----------------------------
Title:  Secretary                    Title:  Agent
      -------------------------            --------------------------

    The undersigned acknowledges receipt of notice of the assignment referenced above.

                                        MEADOW VALLEY CONTRACTORS, INC.

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------

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